Exhibit 32.2
A.C. MOORE ARTS & CRAFTS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), the undersigned officer of A.C. Moore Arts & Crafts, Inc. (the “Company”), does hereby certify with respect to this Form 10-Q of the Company for the quarterly period ended October 3, 2009 (the “Report”) that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David R. Stern
Date: November 6, 2009	David R. Stern
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)
The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.